1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 19	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 844-7215

NAME AND ADDRESS OF AGENT FOR SERVICE

James M. Odland

Vice President for

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial for Lutherans
Let's thrive.

Thrivent Financial
Variable Universal Life Insurance

(issued by Aid Association for Lutherans between 1998 and 2003 and by Thrivent Financial for Lutherans between 2003 and 2004)

Prospectuses
April 30, 2008
Thrivent Variable Life Account I
Thrivent Series Fund, Inc.

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes a flexible premium individual variable universal life insurance Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment
Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal

Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The prospectus is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this prospectus is April 30, 2008.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable universal life insurance contract. The variable universal life contract is built around its Cash Value. Cash Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Cash Value. Charges and cash you withdraw from the Contract decrease Cash Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by cash value. The Death Benefit will vary over time.

Death Benefit Guarantee

A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.

Access to Cash Value

Transfers. You may transfer cash value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15th Contract Anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial withdrawals may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this

CONTRACT BENEFITS/RISKS SUMMARY

Contract by giving us Notice. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. You may pay additional premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. In most cases you may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Contract, and assigning the Contract.

The Contract Owner may name a Beneficiary to receive the Death Benefit payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the Death Benefit will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving Notice while Insured is living. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received Notice.

Investment Options. The Variable Account is an investment account separate from the Fixed Account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount cash value.

Fixed Account. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the Fixed Account securing a loan. The Fixed Account is part of our General Account.

Cash Value. Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the Death Benefit, surrender, and maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. If the Insured is still living on the maturity date shown on page 3A of the Contract, the Contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract. There is a charge associated with most of these

CONTRACT BENEFITS/RISKS SUMMARY

insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Cash Value will decrease. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your cash value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract. Assuming that a Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value unless there is a distribution from the Contract while the Insured is living. Death Benefits payable under the Contract should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, the Death Benefit may be subject to state and federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 Contract Years after the Contract’s Issue Date and for 10 years after each increase in Specified Amount on the increased amount. It is possible that you will receive no Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.

You should not purchase the Contract if you intend to surrender all or part of the cash value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

CONTRACT BENEFITS/RISKS SUMMARY

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.

A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.

A surrender or partial withdrawal may have tax consequences. See Federal Tax Matters.

Loan Risks

A Contract loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.

Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.

A loan will reduce your Surrender Value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Specified Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer Cash Value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted (Annualized)

Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable[1]

Surrender Charge[2] under the base Contract
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the specified amount during the first 10 Contract Years	During the first Contract Year, $1.16 to $34.79 per $1,000 of specified amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.

2 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in Specified Amount), and then decreases each Contract Year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in Specified Amount). Surrender charges depend on the Insured’s Issue Age, gender (in most states), Specified Amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Following an increase in Specified Amount:
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the Specified Amount during the first 10 years following an increase in Specified Amount.	During the first year following the increase in Specified Amount, $1.12 to $30.28 per $1,000 of the increase in Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the increase in Specified Amount

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio company fees and expenses.

Periodic Charges Other Than Portfolio Company Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Withdrawal Fees	Upon partial withdrawal[3]	$25 per withdrawal

Transfer Fees	Upon transfer[4]	$25 per transfer

Contract Change Fees	Upon each change made to the Contract.	$25 per change[5]

3 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.

4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

5 We reserve the right to charge up to $25 per change.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance:[5]
Minimum and Maximum Charge	Monthly	$0.67 to $996.73 per $1,000 of amount at risk[6] per month

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000 in the first Contract Year		$2.37 per $1,000 of amount at risk

Maximum Mortality and Expense Risk Fees	Monthly	During the first 15 Contract Years, 0.90% of the total Subaccount cash value After the 15th Contract Year, 0.40% of the total Subaccount cash value

Administrative Charges	Monthly	$48 annual rate

Issue Expense Charge[7] under the base Contract:
Minimum and Maximum Charge	Monthly for 36 months after Issue Date.	$0.01 to $6.93 per $1,000 of Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount

5 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.

6 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the cash value on the date the charge is deducted.

7 The issue expense charge depends on the Insured’s Issue Age, gender (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Following an increase in Specified Amount:
Minimum and Maximum Charge	On the date of an increase in Specified Amount and monthly thereafter for 36 months.	$0.01 to $6.72 per $1,000 of the increase in Specified Amount.

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$1.80 per $1,000 of the increase in Specified Amount

Loan Interest	On the date a loan is taken and monthly thereafter	8% until the 15th Contract Anniversary, and 7.25% thereafter

Additional Benefit or Rider Charge[8]
Accidental Death Rider
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 70	$0.43 to $1.44 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a Specified Amount/rider coverage amount of $100,000		$0.43 per $1,000 of rider coverage amount

8 Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed Purchase Option Rider, and Applicant Waiver Rider may vary based on the Insured’s Attained Age or Issue Age, gender, risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver Rider
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 65	$0.08 to $22.60 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract Year following the rider Issue Date		$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 40	$0.42 to $1.90 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 21	$0.15 to $1.32 per $1,000 of amount at risk

Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class.		$0.17 per $1,000 of amount at risk

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2007 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Minimum	Maximum
Total Annual Fund Operating Expenses[14]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.36%	1.80%

14 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.50%. The reimbursements may be discontinued at any time.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

All premiums allocated to the Fixed Account become part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the Fixed Account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

Interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Contract.

THE VARIABLE ACCOUNT AND PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives below. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purpose of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

THE VARIABLE ACCOUNT AND PORTFOLIOS

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

The Fund

You may allocate Net Premiums to one or more of the Subaccounts. There are currently forty-one Subaccounts. However, you are only permitted to participate in a maximum of fifteen Subaccounts including the Fixed Account at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected, the new total must not exceed fifteen, and if it would, the request will be treated as not in Good Order. In order to make the requested transfer, transfer out of at least as many active Subaccounts must be affected so that the total active Subaccounts would not exceed fifteen. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio	To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Partner Utilities Portfolio	To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stock.

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Small Cap Index Portfolio	To strive for capital growth that tracks approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the Index.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in a professional managed diversified portfolio of common stocks of established, non-U.S. companies.

Thrivent Partner Socially Responsible Stock Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well established growth companies.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Thrivent Equity Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Partner Socially Responsible Bond Portfolio	To seek to maximize income.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Fund’s various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund’s Portfolios and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this prospectus. The Fund prospectus is attached to this prospectus and found in the back of this book. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges and expenses.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund;

♦	Differences in voting instructions between those given by the Contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, the Fixed Account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Management Investment Services Limited

♦	Atlanta Capital Management Company, L.L.C.

♦	BlackRock Investment Management, LLC

♦	Calamos Advisors LLC

♦	Calvert Asset Management Company, Inc.

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	OppenheimerFunds, Inc.

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management, Inc

♦	T. Rowe Price Associates, Inc.

♦	Turner Investment Partners, Inc.

♦	Victory Capital Management Inc.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any

INVESTMENT OPTIONS

matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

Adult and Juvenile Contracts

We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.

For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:

♦	the Insured’s 21st birthday;

♦	the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or

♦	the death of the applicant controller on or after the Insured’s 16th birthday.

If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Insured will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Ownership Rights

While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract. If the Contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan and loan interest will be paid to you.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. If you would like to review a copy of the Contract and riders, contact our Service Center.

PREMIUMS

Flexible Premiums

This Contract is a flexible premium Contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or most third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. Generally you may make changes in frequency and payment amounts at anytime with adequate Notice.

We recommend that you pay at least the Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will remain in force during any period of adverse investment returns. See Death Benefit Guarantee. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Net Premiums & Premium Allocation

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. You may allocate premiums to no more than 15 different Subaccounts including the Fixed Account. You may change your allocation percentages at any time. We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” Net Premiums are the amounts we use to direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the premium allocation instructions on your application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium.

If we receive your premium before the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Limits

We reserve the right to:

♦	limit any increase in planned periodic premiums;

♦	limit the amount of payments in addition to planned periodic payments; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in Cash Value prior to receipt by the Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

PREMIUMS

In the event of a reduction in the Specified Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Electronic Payment Program

One of our electronic payment programs allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the immediately preceding business day. To set up the electronic payment program you must complete the applicable section on the application or, after the time of application, the appropriate Thrivent Financial form.

CONTRACT VALUES

Cash Value

The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.

While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Cash Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account;

♦	loans taken and loan repayments;

♦	partial withdrawals taken; and

♦	charges and deductions taken.

Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.

Fixed Account Cash Value

The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of cash value to or from the Subaccounts, interest credited, and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. See your Contract for further detail.

CONTRACT VALUES

Variable Account Cash Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	partial withdrawals and partial withdrawal charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount;

♦	any charge for a Death Benefit Option change is allocated to the Subaccount;

♦	any charge for a Contract change is allocated to the Subaccount; or

♦	surrender charges are allocated to the Subaccount.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the net investment factor for that Subaccount for that period.

Net Investment Factor

The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(iv)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

Surrender Value

The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

CONTRACT VALUES

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Cash Value,

Fixed Account cash value, the total cash value and the Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the level Death Benefit Option or the variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.

Level Death Benefit Option

As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by cash value. If you keep your Contract in force for several years and your cash value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.

You should consider the level Death Benefit Option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater potential for growth in Cash Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor (described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.

You should consider the variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you want to have the potential for an increasing Death Benefit.

In general, the variable option provides the potential for a greater Death Benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.

If you change from the level Death Benefit Option to the variable Death Benefit Option, we will reduce your

DEATH BENEFITS

Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the variable Death Benefit Option to the level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.

Changing your Contract from a level to a variable Death Benefit Option may result in the assessment of a surrender charge. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your cash value for each Death Benefit Option change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You selected the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We may require that you return your Contract to make the change. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.

Requirements for increasing your Specified Amount are:

♦	you must provide proof of insurability for the increase;

♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the Insured.

When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.

Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s gender and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract.

Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. See Federal Tax Matters. Please consult your tax advisor before making any such increases.

Decreasing Your Specified Amount

On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:

♦	the Specified Amount remaining in effect cannot be less than $10,000; and

DEATH BENEFITS

♦	premiums or Cash Value must be in compliance with Internal Revenue Code’s limits.

The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.

We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.

A decrease in your Specified Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. See Federal Tax Matters. Please consult your tax advisor before decreasing your Specified Amount.

Death Claims

In the event of the death of the Insured, we must receive notice of death at our Service Center. Notice should include the Insured’s name and Contract number. Your Thrivent Financial representative may assist you in making such a claim.

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a specific amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. You may withdraw the Commuted Value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your Beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of

DEATH BENEFITS

the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the Commuted Value of any remaining payments at any time.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. We make payments at regular intervals during the payee’s life. A guaranteed period of 10 or 20 years can be selected or no guaranteed period at all can be selected. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount would be higher if no guaranteed payment period is selected.

The amount of the payments depends on the age and, where permitted, gender of the payee at the time we issue the agreement. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. The amount of payments are determined based on the lives of both of payees. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the payees, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

The amount of the payments depends on the age and, where permitted, gender of the payees at the time we issue the agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death

DEATH BENEFITS

Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:

♦	a factor based on age, gender, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;

♦	plus the monthly administrative charge of $4;

♦	plus the required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

♦

the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and

♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the Death Benefit Guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your Contract and receive your Surrender Value or to make a partial withdrawal, you must give us Notice. You may obtain information as to a surrender or partial withdrawal by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

Generally you must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to a location other than the one listed on your account; or

♦	Make the proceeds payable to someone other than the Contract Owner(s).

Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the certificate on the back and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

PARTIAL WITHDRAWALS AND SURRENDERS

We will waive the Medallion Signature Guarantee requirement where payment of proceeds (not exceeding $100,000) are sent directly to a 501(c)(3) charitable organization. We may waive the Medallion Signature Guarantee requirement in other limited instances.

Partial Withdrawals

Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the Specified Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with the Level Death Benefit Option:

A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, cash value, and Specified Amount after the reduction.

The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.

For a Contract with the Variable Death Benefit Option:

A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount.

Surrender

You may surrender this Contract for its Surrender Value by giving Notice to our Service Center. If you surrender your Contract, you will receive the Cash Value less any surrender charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

PARTIAL WITHDRAWALS AND SURRENDERS

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or Death Benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center. You may also transfer by telephone once a Telephone Transaction Authorization Form is on file.

You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding Subaccount.

In addition, the underlying funds may have adopted restrictions designed to discourage abusive trading practices and we reserve the right to enforce these polices and procedures.

We will use reasonable efforts to apply the following policies uniformily. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting Contract Owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

TRANSFERS

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

TELEPHONE TRANSACTIONS

You may perform various transactions over the telephone if we receive proper written authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later upon request.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name.

If several persons seek to effect telephone instructions at or about the same time, in the event of a disaster, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or earlier to correspond with an early closing of the NYSE) on a Valuation Date will use the Contract’s Cash Value as of the close of business on that Valuation Date. We will process requests received after that time using the Contract’s Cash Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account cash value may be deferred up to six months.

LOANS

While the Insured is living and your Contract is in force, you may, by giving Notice, use your Cash Value as security to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract Anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value.

Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.

A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, most starter checks (checks without pre-printed registration), most traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.

A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly charges are greater than your Surrender Value,

♦	your Death Benefit Guarantee is not in effect, and

♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.

If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement

CONTRACT LAPSE AND REINSTATEMENT

and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:

♦	the reinstated loan amount; plus

♦	any surrender charge at the time of reinstatement; plus

♦	the first two monthly deduction amounts after reinstatement; less

♦	the Cash Value at termination; less

♦	any surrender charge credited back at reinstatement; plus

♦	the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see Federal Tax Matters).

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay Death Benefits, to cover the expenses generated by issuing, distributing, and administering the Contract, and to fund our fraternal activities. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Surrender Charge

If you choose to surrender your Contract or reduce your Specified Amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your Subaccounts and the Fixed Account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract Year. Surrender charges are based upon your Issue Age, gender (in most states), risk class and duration of the Contract. New surrender charges begin with each Specified Amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of Specified Amount varies by gender (in most states), risk class and

CHARGES AND DEDUCTIONS

Issue Age. This declining charge terminates at the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount), the surrender charge will be zero. We list your surrender charges in your Contract.

If you increase your Contract’s Specified Amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. We list your actual surrender charges for the increased Specified Amount separately on an amendment to your Contract. We mail the amendment to you after we process the request for increase in Specified Amount. During the first three years, the surrender charge for the Specified Amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 Specified Amount and a standard nonsmoker risk class:

Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00

If you decrease the Specified Amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the Specified Amount, starting with the most recent, and then from the original Specified Amount.

Withdrawal Charge

We charge $25 for each partial withdrawal after the first partial withdrawal each Contract Year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from loans, the exchange privilege, change in Subaccount investment policy, or the initial reallocation of premiums from the Thrivent Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee

We reserve the right to charge $25 from Cash Value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in Specified Amount, risk class, Death Benefit Options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from Cash Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Cash Value in the Contract. For the Fixed Account, we reduce the Cash Value by the proportion that the Cash Value in the Fixed Account bears to the Cash Value of the entire Contract. For Subaccounts, we redeem sufficient Accumulation Units from each Subaccount in the proportion that cash value each Subaccount bears to the Cash Value of the entire Contract. We deduct charges on the same date each month, beginning with the Issue Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the nearest preceding Valuation Date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

CHARGES AND DEDUCTIONS

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge;

♦	the monthly issue expense charge; and

♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, gender unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and Specified Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Specified Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial Specified Amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Issue Date.

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Specified Amount and each increase in Specified Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance contract we offer.

Mortality and Expense Risk Fees

For Contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge

CHARGES AND DEDUCTIONS

guaranteed never to exceed 0.075% of the total Subaccount cash value (approximately 0.9% annually). The charge is applied to the total Cash Value in the Subaccounts on each Monthly Deduction Date. For Contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract Anniversary. Currently, the monthly charge for Contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total Subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total Subaccount cash value in Contract Year 16. (No mortality and risk expense charges are deducted from the Fixed Account.)

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge

We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, Cash Value calculation, transaction confirmations and periodic reports.

Issue Expense Charge

We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the Issue Date and at the time of each Specified Amount increase. This charge varies by age, risk class, Specified Amount and, in most states, gender.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the Cash Value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

Portfolio Company Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the applicable Portfolio Company prospectus and Fee Tables.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These

FEDERAL TAX MATTERS

authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the Contract Owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the

FEDERAL TAX MATTERS

Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, 4, or 5 generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

The Death Benefit may be subject to state and federal estate and/or inheritance tax. The entire amount of the Death Benefit will be included in the taxable estate of an Insured if the Insured possesses control (referred to as” incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Cash Value over the “investment in the Contract” will generally be includible in the Contract Owner’s income. The “investment in the Contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Withdrawals from Contracts That Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial withdrawals from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial withdrawals from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the Contract immediately before the partial withdrawals.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be

FEDERAL TAX MATTERS

paid and the Cash Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial withdrawal is made, and in certain other instances.

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Withdrawals, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial withdrawals from the Contract will be treated first as withdrawals of income and then as a recovery of investment in the contract. Thus, partial withdrawals will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Cash Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in

FEDERAL TAX MATTERS

the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial withdrawals (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated

FEDERAL TAX MATTERS

Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial withdrawals made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial withdrawals, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

SUPPLEMENTAL BENEFITS AND RIDERS

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts as well as increases in coverage on existing contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract or sales related to increases in coverage.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase the coverage under a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you

SALES AND OTHER AGREEMENTS

purchase or increase coverage under one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts including increases in Specified Amount may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase or increase the size of the Contract. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the Specified Amount of the Contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representative, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulation Unit: A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Attained Age: The Insured’s age on the Contract Anniversary on or immediately prior to that day.

Beneficiary: The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.

Cash Value: The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same day and month in each succeeding year as the Issue Date.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, gender, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

DEFINITIONS

Issue Age: The age of the Insured as of his or her last birthday on or before the Issue Date.

Issue Date: The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.

Monthly Deduction Date: The date each month on which we deduct charges from Cash Value. These monthly charges occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses.

Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written request, administratively Notice may meet this requirement.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.

Service Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio Company (the Fund).

Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant

Entire Contract

Beneficiaries

Assignment of Ownership

Successor Owners

Rights We Reserve

Basis of Computations

Reports to Contract Owners

Incontestability

Statements in the Application

Misstatement of Age or Gender

Suicide Exclusion

Premiums

Principal Underwriter

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) that is incorporated by reference into this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. The Prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Written Request:

Thrivent Financial for Lutherans

Insurance Interaction Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, surrender values, and cash values.

You can also review and get copies of the Prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 515-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 100 F Street, NE Washington, DC 20549-0102.

Thrivent Variable Life Account I

1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

20316PR R4-08

Product Forms #4213, #4214

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2008

For

Flexible Premium Variable Universal Life Insurance Contract

Issued by

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-8474836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415 Telephone: 800-847-4836 E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable universal life insurance contract (contract) previously offered by Thrivent Financial for Lutherans (Thrivent Financial). This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2008. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing to Thrivent Financial, Attention: Thrivent Financial Service Center, 4321 North Ballard Road, Appleton, WI 54919, or by calling 1-800 THRIVENT (1-800-847-4836), or by accessing the Securities and exchange Commission’s Web site at www.sec.gov.

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THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Colombia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Association for Lutherans.

Thrivent Variable Life Account I (the “Variable Account’) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

•	the contract including any attached riders, endorsements or amendments;

•	the application attached to the contract, including any applications for increase in the specified amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The Beneficiary is the person, entity or organization you name to receive the Death Benefit after the Insured’s death. You may name one or more Beneficiaries to receive the Death Benefit. If no Beneficiary has been named or the Beneficiary does not survive the Insured, the Death Benefit will be paid to you, the Contact Owner (if you are not the Insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial’s bylaws list those eligible to be named Beneficiaries. You may designate Beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to Beneficiaries:

•	equally to the Beneficiaries in the first class. If none are living, then;

•	equally to the Beneficiaries in the second class. If none are living, then;

•	equally to the Beneficiaries in the third class.

If a Beneficiary dies within 15 days after the death of the Insured, we will consider the Beneficiary to have died before the Insured for purposes of paying the Death Benefit.

You may change beneficiaries by sending Notice to our Service Center. We will give you a special form to make this request. We must approve any change in Beneficiary. Any such change is effective on the date you designate on the Notice, or the date we receive Notice at our Service Center if no date appears on the request. A change in Beneficiary is only effective if the request was mailed or delivered to us while the Insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in Beneficiary designations.

Assignment of Ownership

You may assign your Contract by sending Notice, to our Service Center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your

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rights to the Cash Value and the Beneficiary’s rights to the benefit. Any Contract loan obtained before an assignment is recorded at our Service Center has priority over the assignment. To assign your Contract as collateral for a loan, you must send Notice to our Service Center. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on the Notice, or the date we receive it at our Service center if no date appears on the Notice. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See “Federal Tax Matters” in the prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners

If you are the Owner of the Contract but you are not the Insured, you should name a successor owner who will become the Owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new Owner upon your death. You may designate or change a successor owner by giving us Notice. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated the Notice or the date we receive it if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve

We may have to reject a premium if applicable law mandates such action. We may also be required to block a Contract Owner’s account and thereby refuse any request for transfers, partial withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

•	operating the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

•	adding, deleting, combining or modifying subaccounts in the Variable Account;

•	restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the Variable Account;

•	adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

•	making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

•

substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the Variable Account provided that the substitution has been approved by the SEC.

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Basis of Computations

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners

At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will mail your report to your last known address unless prior mailings have been returned to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the issue date. We will not contest the validity of an increase in the Specified Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Statements in the Application

Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the Contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender

The values of the Contract are based on the Insured’s age and gender (in some states). If the date of birth or gender shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion

Generally, if the Insured commits suicide within one year of the issue, we will not pay a Death Benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the Specified Amount. If a suicide occurs within one year of the increase, only the monthly deductions for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

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Sometimes we are not able to accept premiums and the earnings on such premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain large premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums; and

(4)	to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Management”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, a wholly-owned indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Management and Thrivent Financial, on behalf of itself and the separate account, are parties. The Contract is no longer sold. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. And TFISI retained $0.

2005	2006	2007
$755,678	$363,705	$274,706

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial at December 31, 2007 and 2006 and the related consolidated statements of operations, members’ equity and cash flow for each of the three years in the period ended December 31, 2007, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

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The financial statements of Thrivent Variable Life Account I (Series 1997) at December 31, 2007 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

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Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, Thrivent Financial changed its method of accounting for its pension plans to adopt Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2007.

Minneapolis, Minnesota

February 1, 2008

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2007 and 2006

(in millions)

	2007	2006
Assets
Fixed maturity securities, at fair value	$28,637	$29,609
Equity securities, at fair value	1,529	1,335
Mortgage loans	7,406	7,135
Contract loans	1,238	1,240
Short-term investments	1,922	1,964
Amounts due from brokers	20	151
Other investments	1,197	853

Total investments	41,949	42,287

Cash and cash equivalents	824	1,008
Accrued investment income	373	378
Receivables	189	205
Deferred acquisition costs	2,152	2,170
Property and equipment, net	147	142
Other assets	33	22
Assets held in separate accounts	13,987	12,738

Total Assets	$59,654	$58,950

Liabilities
Future contract benefits	$13,786	$13,132
Contractholder funds	21,468	22,684
Unpaid claims and claim expenses	208	196
Amounts due to brokers	670	1,074
Securities lending obligation	1,714	1,711
Other liabilities	578	551
Liabilities related to separate accounts	13,987	12,738

Total Liabilities	52,411	52,086
Members’ Equity
Retained earnings	7,212	6,600
Accumulated other comprehensive income	31	264

Total Members’ Equity	7,243	6,864

Total Liabilities and Members’ Equity	$59,654	$58,950

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Revenues
Premiums	$1,317	$1,256	$1,220
Net investment income	2,384	2,265	2,250
Realized investment gains, net	115	117	83
Contract charges	657	624	600
Other revenue	321	271	244

Total Revenues	4,794	4,533	4,397

Benefits and Expenses
Contract claims and other benefits	1,218	1,167	1,119
Increase in contract reserves	569	523	602
Interest credited	1,029	1,025	998
Dividends to members	293	256	250

Total benefits	3,109	2,971	2,969

Underwriting, acquisition and insurance expenses	642	647	566
Amortization of deferred acquisition costs	243	218	196
Fraternal benefits and expenses	188	185	168

Total expenses	1,073	1,050	930

Total Benefits and Expenses	4,182	4,021	3,899

Net Income	$612	$512	$498

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2005	$5,590	$1,056	$6,646
Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	6,088	334	6,422
Comprehensive Income (Loss):
Net income	512	—	512
Other comprehensive loss	—	(70)	(70)

Total comprehensive income			442

Balance as of December 31, 2006	6,600	264	6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	$7,212	$31	$7,243

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Operating Activities
Net income	$612	$512	$498
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	666	564	620
Change in contractholder funds	(27)	315	574
Change in deferred acquisition costs	32	11	(21)
Realized investment gains, net	(115)	(117)	(83)
Changes in other assets and liabilities	19	(2)	(28)

Net Cash Provided by Operating Activities	1,187	1,283	1,560

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	9,271	10,433	11,524
Cost of fixed maturity securities acquired	(8,684)	(10,141)	(10,742)
Proceeds from sales of equity securities	1,826	1,360	797
Cost of equity securities acquired	(1,902)	(1,430)	(919)
Proceeds from mortgage loans sold, matured or repaid	870	864	983
Cost of mortgage loans acquired	(1,113)	(1,238)	(1,676)
Sales of fixed maturity securities under mortgage roll program, net	287	309	(816)
Contract loans repaid (issued), net	2	(2)	9
Sales of short-term investments, net	42	125	311
Change in collateral held for securities lending	3	(225)	(353)
Other, net	(784)	(474)	(395)

Net Cash Used in Investing Activities	(182)	(419)	(1,277)

Financing Activities
Universal life and investment contract receipts	1,327	1,398	1,522
Universal life and investment contract withdrawals	(2,516)	(2,338)	(1,924)

Net Cash Used in Financing Activities	(1,189)	(940)	(402)

Net Change in Cash and Cash Equivalents	(184)	(76)	(119)
Cash and Cash Equivalents, Beginning of Year	1,008	1,084	1,203

Cash and Cash Equivalents, End of Year	$824	$1,008	$1,084

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2007, 2006 and 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading, and are carried at fair value. Unrealized gains and losses on securities within the available-for-sale portfolio are included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio are recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $0.6 billion and $0.9 billion in the mortgage dollar roll program outstanding as of December 31, 2007 and 2006, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value, and the write-down is included in realized investment gains in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At both December 31, 2007 and 2006, reserves totaling $4 million for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2007, 2006 and 2005 totaled $12 million, $10 million and $6 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2007 and 2006 of $22 million and $35 million, respectively.

New Accounting Standards

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48-1, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48-1”). This statement clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Thrivent Financial adopted FIN 48-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires: (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. Thrivent Financial adopted SFAS No. 158 during 2007 and the adoption did not have a significant impact on the consolidated financial statements.

In September 2005, the AICPA issued Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs (“DAC”) in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. Thrivent Financial adopted SOP 05-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In November 2005, the FASB issued FASB Staff Positions (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides additional guidance for evaluating impaired securities for indicators on an impairment that is other than temporary. Thrivent Financial adopted FSP FAS 115-1 and FAS 124-1 during 2006, and the adoption did not have a significant impact on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2007	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$3,632	$22	$29	$3,625
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	803	34	—	837
Corporate and other bonds	18,504	364	405	18,463
Mortgage- & asset-backed securities	4,979	20	117	4,882

Total fixed maturity securities	$27,918	$440	$551	$27,807

December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$4,957	$10	$79	$4,888
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	850	12	3	859
Corporate and other bonds	18,778	419	252	18,945
Mortgage- & asset-backed securities	4,974	18	75	4,917

Total fixed maturity securities	$29,559	$459	$409	$29,609

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available for sale portfolio have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	6	$49	$—	77	$1,955	$29
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	1	46	—	1	2	—
Corporate and other bonds	840	4,575	193	710	4,225	212
Mortgage & asset-backed securities	96	1,289	52	140	2,194	65

Total fixed maturity securities	943	$5,959	$245	928	$8,376	$306

As of December 31, 2007, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $551 million comprising 1,871 issuers. Of this amount, $306 million, comprised of 928 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.3 million at December 31, 2007 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

the security. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2007 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$839	$846
Due after one year through five years	5,958	6,058
Due after five years through ten years	7,867	7,805
Due after ten years	4,643	4,591
Loan-backed obligations of U.S. government corporations and agencies	3,632	3,625
Mortgage- and asset-backed securities	4,979	4,882

Total fixed maturity securities	$27,918	$27,807

During 2007, Thrivent Financial established a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio at December 31, 2007 totaled $830 million. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled a $5 million gain for the year ended December 31, 2007. Thrivent Financial did not have any trading securities during the years ended December 31, 2006 and 2005.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31 are summarized as follows (in millions):

	2007	2006
Cost	$1,360	$1,115
Gross unrealized gains	243	244
Gross unrealized losses	(74)	(24)

Fair value	$1,529	$1,335

Included in the equities securities balances discussed above is approximately $36 million and $51 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2007 and 2006, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	261	$397	$70	8	$28	$4

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

As of December 31, 2007, gross unrealized losses on equity securities totaled $74 million comprising 269 issuers. Of this amount, $4 million, comprised of eight issuers, was in the greater-than-twelve-month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2007	2006
Commercial	$6,173	$5,973
Church	920	882
Non-commercial	317	313

	7,410	7,168
Allowance for credit losses	(4)	(33)

Total	$7,406	$7,135

Maximum loan to value ratio for loans Issued during the year	75%	80%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Allowance for credit losses, beginning of year	$33	$32	$30
Net (reductions) additions	(29)	1	2

Allowance for credit losses, end of year	$4	$33	$32

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.1 million and $0.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31 was as follows:

	2007	2006
Geographic Region
Pacific	25%	24%
South Atlantic	19	20
West North Central	13	12
East North Central	13	13
Mid Atlantic	9	10
Mountain	9	10
Other	12	11

Total	100%	100%

Property Type
Industrial	30%	29%
Office	19	20
Retail	17	17
Church	12	12
Apartments	6	7
Hotels/Motels	2	1
Other	14	14

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian, Australian and Euro denominated securities. The swaps convert a stream of Canadian dollar, Australian dollar or Euro payments to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Total Rate of Return Swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage-backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap, and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2007, 2006 and 2005, $14 million, $11 million and $12 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2007
Foreign currency swaps	$—	$—	$15	$116
Total rate of return swaps	1	100	—	—
Futures	51	51	—	—
Convertible bonds and preferred stocks	375	669	—	—

Total	$427	$820	$15	$116

December 31, 2006
Foreign currency swaps	$—	$—	$7	$72
Futures	13	13
Convertible bonds and preferred stocks	431	594	—	—

Total	$444	$607	$7	$72

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2007	2006	2005
Fixed maturity securities, available for sale	$1,616	$1,612	$1,620
Equity securities	71	38	36
Mortgage loans	489	468	463
Contract loans	87	87	87
Other invested assets	163	104	76

	2,426	2,309	2,282
Investment expenses	42	44	32

Net investment income	$2,384	$2,265	$2,250

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$236	$184	$187
Gross losses	(200)	(169)	(160)
Equity securities:
Gross gains	150	170	96
Gross losses	(69)	(60)	(37)
Other	9	1	—

	126	126	86

Fixed maturity securities, trading	5	—	—

Provisions for losses:
Fixed maturity securities, available for sale	(41)	(7)	(1)
Equity securities	(2)	—	—
Mortgage loans	27	(2)	(2)

	(16)	(9)	(3)

Realized investment gains, net	$115	$117	$83

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $10.8 billion, $9.8 billion and $10.5 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2007	2006
Unrealized investment gains	$63	$257
Deferred acquisition costs adjustment	19	5
Deferred income taxes adjustment	1	2
SFAS No. 158 adjustment	(52)	—

Total	$31	$264

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Unrealized investment gains and losses arising during the period on securities available for sale	$(120)	$(35)	$(821)
Reclassification adjustment for realized gains and losses included in net income	(74)	(118)	(85)
Change in deferred acquisition costs due to unrealized investment gains and losses	14	35	203
Change in deferred income taxes due to unrealized investment gains and losses	(1)	—	6
SFAS No. 158 adjustment	(52)	—	—
Minimum pension liability	—	48	(25)

Total other comprehensive loss	$(233)	$(70)	$(722)

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Balance at beginning of year	$2,165	$2,176	$2,155
Capitalization of acquisition costs	211	207	217
Acquisition costs amortized	(243)	(218)	(196)

	2,133	2,165	2,176
Adjustment for unrealized investment gains and losses	19	5	(30)

Balance at end of year	$2,152	$2,170	$2,146

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2007	2006
Buildings	$149	$140
Furniture and equipment	217	174
Other	22	26

	388	340
Accumulated depreciation	(241)	(198)

Property and equipment, net	$147	$142

Depreciation expense for the years ended December 31, 2007, 2006 and 2005 was $39 million, $40 million and $46 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2007	2006	2005	2007	2006	2005
Service cost	$16	$17	$18	$3	$2	$2
Interest cost	36	35	35	6	6	6
Expected return on plan assets	(49)	(47)	(47)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	1	3	2	1	1	2

Periodic cost	$3	$7	$7	$9	$8	$9

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, were as follows (in millions):

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in projected benefit obligation:
Benefit obligation at beginning of year	$640	$650	$106	$104
Service cost	16	17	3	2
Interest cost	36	35	6	6
Actuarial (gain) loss	(22)	(31)	5	1
Benefits paid	(32)	(31)	(5)	(7)

Benefit obligation at end of year	638	640	115	106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in plan assets:
Fair value of plan assets at beginning of year	$633	$557	$—	$—
Actual return on plan assets	47	85	—	—
Employer contribution	—	22	5	7
Benefits paid	(32)	(31)	(5)	(7)

Fair value of plan assets at end of year	648	633	—	—

Funded status	$10	(7)	$(115)	(106)

Amounts recognized in accumulated other comprehensive income prior to adoption of SFAS No. 158:
Unrecognized net losses		45		34
Unrecognized prior service cost		(6)		(5)
Additional minimum pension liability		—		—

Accrued pension asset (liability) at end of year		$32		$(77)

Amounts recognized in accumulated other comprehensive income following adoption of SFAS No. 158:
Prior service credit	$(5)		$(5)
Net Loss	24		38

Total recognized	$19		$33

Accumulated benefit obligation	$579	$580	$114	$106

As of December 31, 2007, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, a prepaid pension asset is included in other assets on the Consolidated Balance Sheets. As of December 31, 2007, the accumulated benefit obligation of the other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability is included in other liabilities in the Consolidated Balance Sheets. As of December 31, 2006, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, Thrivent Financial reduced the minimum pension liability by $48 million to zero at December 31, 2006, with a corresponding increase in accumulated other comprehensive income. As of December 31, 2005, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeded the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million at December 31, 2005, with a corresponding reduction in accumulated other comprehensive income.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2007	2006	2007	2006
Weighted average assumptions at end of year:
Discount rate	6.25%	5.75%	6.25%	5.75%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.75	3.25	n/a	n/a

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 9% for pre-65 and 10% for post-65 in 2008, trending down to 5% in 2013. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2007 total service and interest cost by $1 million and the postretirement health care benefit obligation by $13 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

Estimated benefit payments for the next five years are as follows: 2008 - $36 million; 2009 — $37 million; 2010 — $38 million; 2011 — $39 million; 2012 — $41 million; and 2013 to 2017 — $227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The weighted average asset allocations as of December 31 were as follows:

	Pension Asset Allocation		Target Allocation
	2007	2006	2007	2006
Asset Category:
Equity securities	63%	60%	60%	60%
Fixed income and other securities	37	40	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2008.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For each of the years ended December 31, 2007, 2006 and 2005, Thrivent Financial contributed $21 million to these plans.

As of December 31, 2007 and 2006, $118 million and $127 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2007	2006	2005
Net balance at January 1	$435	$412	$440
Incurred related to:
Current year	204	196	204
Prior years	28	8	(60)

	232	204	144

Paid related to:
Current year	64	64	69
Prior years	131	117	103

	195	181	172

Net balance at December 31	$472	$435	$412

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Direct premiums	$1,363	$1,296	$1,253
Reinsurance ceded	(46)	(40)	(33)

Net premiums	$1,317	$1,256	$1,220

Direct contract charges	$1,236	$1,181	$1,133
Reinsurance ceded	(18)	(14)	(14)

Net contract charges	$1,218	$1,167	$1,119

Reinsurance recoveries	$7	$6	$6

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2007 and 2006 were $135 million and $153 million, respectively.

Four reinsurance companies account for approximately 97% of the reinsurance recoverable at December 31, 2007. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities, separate account liabilities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31 were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$28,637	$28,637	$29,609	$29,609
Equity securities	1,529	1,529	1,336	1,336
Mortgage loans	7,406	7,553	7,135	7,133
Contract loans	1,238	1,238	1,240	1,240
Short-term investments	1,922	1,922	1,964	1,964
Cash and cash equivalents	824	824	1,008	1,008
Separate account assets	13,987	13,987	12,738	12,738
Financial Liabilities:
Deferred annuities	10,038	9,962	11,722	11,633
Separate account liabilities	13,987	13,987	12,738	12,738
Other	2,342	2,332	2,303	2,297

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. During 2004, Thrivent Financial resolved litigation proceedings related to alleged sales practices. In 2006, Thrivent Financial recorded additional reserves to complete the settlement of issues related to this matter as well as for a product taxation matter for certain life insurance contracts. As of December 31, 2007, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $1,151 million and $277 million as of December 31, 2007 and 2006, respectively. Commitments to purchase other invested assets were $1,073 million and $982 million as of December 31, 2007 and 2006, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $13 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. Future minimum aggregate rental commitments as of December 31, 2007 for operating leases were as follows: 2008 — $6 million; 2009 — $5 million; 2010 — $3 million; 2011 — $2 million; and 2012 — $2 million.

Fraternal Commitment

Thrivent Financial’s four-year commitment to Habitat for Humanity to help build additional homes was expanded in 2007 to provide funding of approximately $125 million over the four-year period beginning in 2006 as certain milestones are achieved. Thrivent Financial has funded approximately $30 million and $26 million of this commitment during the years ended December 31, 2007 and 2006, respectively.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation, continued

Summarized statutory-basis financial information as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 for Thrivent Financial is as follows (in millions):

	2007	2006
Admitted assets	$53,474	$52,539

Liabilities	$49,040	$48,422
Surplus	4,434	4,117

Total liabilities and surplus	$53,474	$52,539

	2007	2006	2005
Gain from operations before net realized capital gains and losses	$348	$417	$456
Net realized capital gains	43	107	66

Net income	391	524	522
Total other changes	(74)	14	(3)

Net change in unassigned surplus	$317	$538	$519

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (Series 1997) (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I (Series 1997) at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2008

27

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities

As of December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$6,437,512	$8,993,320	$4,961,649	$821,380

Total Assets	6,437,512	8,993,320	4,961,649	821,380

Total Liabilities	—	—	—	—

Net Assets	$6,437,512	$8,993,320	$4,961,649	$821,380

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$6,437,512	$8,993,320	$4,961,649	$821,380

Net Assets	$6,437,512	$8,993,320	$4,961,649	$821,380

Accumulation units outstanding	452,234	658,001	378,938	66,132
Unit value (accumulation)	$14.23	$13.67	$13.09	$12.42

Series funds, at cost	$5,664,921	$8,186,667	$4,619,655	$800,564
Series funds shares owned	456,866	667,140	386,909	68,021

As of December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$2,019,409	$547,414	$804,559	$4,918,421

Total Assets	2,019,409	547,414	804,559	4,918,421

Total Liabilities	—	—	—	—

Net Assets	$2,019,409	$547,414	$804,559	$4,918,421

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$2,019,409	$547,414	$804,559	$4,918,421

Net Assets	$2,019,409	$547,414	$804,559	$4,918,421

Accumulation units outstanding	222,425	26,044	36,868	255,877
Unit value (accumulation)	$9.08	$21.02	$21.82	$19.22

Series funds, at cost	$1,648,851	$465,423	$717,235	$3,890,151
Series funds shares owned	244,973	39,265	43,622	317,664

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities, continued

As of December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$15,523,182	$1,693,668	$445,584	$59,381

Total Assets	15,523,182	1,693,668	445,584	59,381

Total Liabilities	—	—	—	—

Net Assets	$15,523,182	$1,693,668	$445,584	$59,381

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$15,523,182	$1,693,668	$445,584	$59,381

Net Assets	$15,523,182	$1,693,668	$445,584	$59,381

Accumulation units outstanding	732,879	77,338	19,406	4,309
Unit value (accumulation)	$21.18	$21.90	$22.96	$13.78

Series funds, at cost	$12,508,580	$1,241,054	$370,737	$56,119
Series funds shares owned	807,939	83,915	39,007	4,428

As of December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$4,350,336	$2,624,931	$10,776,885	$612,093

Total Assets	4,350,336	2,624,931	10,776,885	612,093

Total Liabilities	—	—	—	—

Net Assets	$4,350,336	$2,624,931	$10,776,885	$612,093

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$4,350,336	$2,624,931	$10,776,885	$612,093

Net Assets	$4,350,336	$2,624,931	$10,776,885	$612,093

Accumulation units outstanding	263,667	145,273	457,431	26,828
Unit value (accumulation)	$16.50	$18.07	$23.56	$22.81

Series funds, at cost	$3,490,083	$2,068,983	$7,212,755	$474,037
Series funds shares owned	330,711	172,694	624,447	47,073

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities, continued

As of December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$3,714,400	$198,678	$705,556	$2,463,413

Total Assets	3,714,400	198,678	705,556	2,463,413

Total Liabilities	—	—	—	—

Net Assets	$3,714,400	$198,678	$705,556	$2,463,413

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$3,714,400	$198,678	$705,556	$2,463,413

Net Assets	$3,714,400	$198,678	$705,556	$2,463,413

Accumulation units outstanding	203,724	11,720	37,664	128,714
Unit value (accumulation)	$18.23	$16.95	$18.73	$19.14

Series funds, at cost	$2,691,548	$157,926	$589,534	$1,939,275
Series funds shares owned	193,198	16,611	52,066	183,733

As of December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$10,244,359	$27,165,996	$973,070	$7,745,871

Total Assets	10,244,359	27,165,996	973,070	7,745,871

Total Liabilities	—	—	—	—

Net Assets	$10,244,359	$27,165,996	$973,070	$7,745,871

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$10,244,359	$27,165,996	$973,070	$7,745,871

Net Assets	$10,244,359	$27,165,996	$973,070	$7,745,871

Accumulation units outstanding	866,052	1,800,055	43,788	473,928
Unit value (accumulation)	$11.83	$15.09	$22.22	$16.34

Series funds, at cost	$8,217,095	$23,685,912	$906,250	$6,830,178
Series funds shares owned	928,259	1,079,065	54,857	451,402

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Assets and Liabilities, continued

As of December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$645,182	$1,494,688	$781,015	$2,690,190

Total Assets	645,182	1,494,688	781,015	2,690,190

Total Liabilities	—	—	—	—

Net Assets	$645,182	$1,494,688	$781,015	$2,690,190

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$645,182	$1,494,688	$781,015	$2,690,190

Net Assets	$645,182	$1,494,688	$781,015	$2,690,190

Accumulation units outstanding	36,706	102,972	59,737	160,138
Unit value (accumulation)	$17.58	$14.52	$13.07	$16.80

Series funds, at cost	$671,716	$1,442,674	$802,015	$2,711,244
Series funds shares owned	133,363	214,025	80,178	261,491

As of December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$944,816	$298,088	$818,821

Total Assets	944,816	298,088	818,821

Total Liabilities	—	—	—

Net Assets	$944,816	$298,088	$818,821

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$944,816	$298,088	$818,821

Net Assets	$944,816	$298,088	$818,821

Accumulation units outstanding	79,133	25,069	711,321
Unit value (accumulation)	$11.94	$11.89	$1.15

Series funds, at cost	$965,487	$301,885	$818,821
Series funds shares owned	96,038	30,690	818,821

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations

For the year ended December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$33,495	$60,827	$50,214	$6,025

Net investment income (loss)	33,495	60,827	50,214	6,025
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	40,918	21,658	21,621	3,063
Capital gain distributions	22,633	27,861	22,547	2,283
Change in unrealized appreciation (depreciation) of investments	374,548	369,557	143,787	10,243

Net gain (loss) on investments	438,099	419,076	187,955	15,589

Net increase (decrease) in net assets resulting from operations	$471,594	$479,903	$238,169	$21,614

For the year ended December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$3,364	$14,101

Net investment income (loss)	—	—	3,364	14,101
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	36,067	21,712	43,053	152,821
Capital gain distributions	65,269	29,532	47,524	271,300
Change in unrealized appreciation (depreciation) of investments	100,443	(6,891)	(102,315)	(136,781)

Net gain (loss) on investments	201,779	44,353	(11,738)	287,340

Net increase (decrease) in net assets resulting from operations	$201,779	$44,353	$(8,374)	$301,441

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations, continued

For the year ended December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$104,894	$6,387	$1,966	$—

Net investment income (loss)	104,894	6,387	1,966	—
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	501,909	66,220	5,599	381
Capital gain distributions	1,753,961	61,165	66,383	217
Change in unrealized appreciation (depreciation) of investments	(2,378,510)	142,265	(2,420)	261

Net gain (loss) on investments	(122,640)	269,650	69,562	859

Net increase (decrease) in net assets resulting from operations	$(17,746)	$276,037	$71,528	$859

For the year ended December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$36,725	$25,622	$145,735	$2,241

Net investment income (loss)	36,725	25,622	145,735	2,241
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	145,837	73,871	437,904	11,813
Capital gain distributions	307,499	150,449	343,112	50,073
Change in unrealized appreciation (depreciation) of investments	(236,863)	(59,676)	157,730	29,545

Net gain (loss) on investments	216,473	164,644	938,746	91,431

Net increase (decrease) in net assets resulting from operations	$253,198	$190,266	$1,084,481	$93,672

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations, continued

For the year ended December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$36,858	$1,743	$3,245	$30,818

Net investment income (loss)	36,858	1,743	3,245	30,818
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	96,827	20,833	14,594	106,993
Capital gain distributions	—	16,860	30,755	107,351
Change in unrealized appreciation (depreciation) of investments	384,352	(87)	7,689	(125,019)

Net gain (loss) on investments	481,179	37,606	53,038	89,325

Net increase (decrease) in net assets resulting from operations	$518,037	$39,349	$56,283	$120,143

For the year ended December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$114,184	$463,356	$16,635	$246,281

Net investment income (loss)	114,184	463,356	16,635	246,281
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	222,072	387,238	76,748	155,143
Capital gain distributions	169,517	1,122,647	76,431	—
Change in unrealized appreciation (depreciation) of investments	236,532	(558,317)	(374,583)	35,267

Net gain (loss) on investments	628,121	951,568	(221,404)	190,410

Net increase (decrease) in net assets resulting from operations	$742,305	$1,414,924	$(204,769)	$436,691

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Operations, continued

For the year ended December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$52,549	$29,697	$42,290	$129,455

Net investment income (loss)	52,549	29,697	42,290	129,455
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(52)	18,524	(3,500)	(5,512)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(34,849)	(61,597)	(8,250)	23,840

Net gain (loss) on investments	(34,901)	(43,073)	(11,750)	18,328

Net increase (decrease) in net assets resulting from operations	$17,648	$(13,376)	$30,540	$147,783

For the year ended December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$43,849	$14,992	$38,180

Net investment income (loss)	43,849	14,992	38,180
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(3,204)	(1,025)	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	(4,159)	1,057	—

Net gain (loss) on investments	(7,363)	32	—

Net increase (decrease) in net assets resulting from operations	$36,486	$15,024	$38,180

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$33,495	$3	$60,827	$38
Net realized gains (loss) on investments	63,551	3,389	49,519	4,322
Change in net unrealized appreciation (depreciation) on investments	374,548	374,857	369,557	401,258

Net Change in Net Assets from Operations	471,594	378,249	479,903	405,618

Unit Transactions:
Proceeds from units issued	791,810	818,345	1,120,496	491,312
Death benefits	(20,462)	—	(33,776)	—
Surrenders and terminations	(55,336)	(22,804)	(82,465)	(57,023)
Policy loans	(120,762)	(34,670)	(61,765)	(54,194)
Cost of insurance and administrative charges	(331,675)	(193,319)	(477,038)	(233,264)
Transfers between subaccounts	1,230,663	2,952,449	2,972,602	3,592,816
Mortality and expense risk charges	(42,611)	(20,243)	(54,717)	(22,819)

Net Change in Net Assets from Unit Transactions	1,451,627	3,499,758	3,383,337	3,716,828

Net Change in Net Assets	1,923,221	3,878,007	3,863,240	4,122,446

Net Assets Beginning of Period	4,514,291	636,284	5,130,080	1,007,634

Net Assets End of Period	$6,437,512	$4,514,291	$8,993,320	$5,130,080

	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$50,214	$18	$6,025	$4
Net realized gains (loss) on investments	44,168	4,029	5,346	2,517
Change in net unrealized appreciation (depreciation) on investments	143,787	184,893	10,243	8,757

Net Change in Net Assets from Operations	238,169	188,940	21,614	11,278

Unit Transactions:
Proceeds from units issued	436,741	160,639	58,778	14,440
Death benefits	—	—	—	—
Surrenders and terminations	(23,389)	(11,803)	(1,518)	(15,000)
Policy loans	(94,345)	8,543	(361)	—
Cost of insurance and administrative charges	(263,663)	(109,259)	(18,512)	(6,671)
Transfers between subaccounts	1,839,301	2,213,921	614,033	54,062
Mortality and expense risk charges	(30,673)	(11,029)	(3,062)	(927)

Net Change in Net Assets from Unit Transactions	1,863,972	2,251,012	649,358	45,904

Net Change in Net Assets	2,102,141	2,439,952	670,972	57,182

Net Assets Beginning of Period	2,859,508	419,556	150,408	93,226

Net Assets End of Period	$4,961,649	$2,859,508	$821,380	$150,408

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (loss) on investments	101,336	62,074	51,244	16,917
Change in net unrealized appreciation (depreciation) on investments	100,443	(710)	(6,891)	41,771

Net Change in Net Assets from Operations	201,779	61,364	44,353	58,688
Unit Transactions:
Proceeds from units issued	332,154	391,611	104,333	126,145
Death benefits	(191)	—	—	—
Surrenders and terminations	(46,643)	(26,530)	(11,984)	(5,279)
Policy loans	(10,215)	(12,405)	(5,171)	(1,496)
Cost of insurance and administrative charges	(134,847)	(155,242)	(39,452)	(49,450)
Transfers between subaccounts	(166,876)	(260,518)	(84,192)	(30,957)
Mortality and expense risk charges	(14,840)	(13,593)	(4,074)	(3,564)

Net Change in Net Assets from Unit Transactions	(41,458)	(76,677)	(40,540)	35,399

Net Change in Net Assets	160,321	(15,313)	3,813	94,087

Net Assets Beginning of Period	1,859,088	1,874,401	543,601	449,514

Net Assets End of Period	$2,019,409	$1,859,088	$547,414	$543,601

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$3,364	$1,548	$14,101	$5,536
Net realized gains (loss) on investments	90,577	57,566	424,121	404,751
Change in net unrealized appreciation (depreciation) on investments	(102,315)	99,563	(136,781)	155,192

Net Change in Net Assets from Operations	(8,374)	158,677	301,441	565,479

Unit Transactions:
Proceeds from units issued	171,180	187,699	751,251	867,616
Death benefits	—	—	(670)	(23,752)
Surrenders and terminations	(5,884)	(8,078)	(67,767)	(41,700)
Policy loans	(10,251)	(6,002)	(64,222)	(56,202)
Cost of insurance and administrative charges	(62,768)	(68,041)	(340,222)	(386,462)
Transfers between subaccounts	(195,018)	(65,900)	(608,563)	(347,654)
Mortality and expense risk charges	(7,236)	(5,840)	(37,852)	(35,755)

Net Change in Net Assets from Unit Transactions	(109,977)	33,838	(368,045)	(23,909)

Net Change in Net Assets	(118,351)	192,515	(66,604)	541,570

Net Assets Beginning of Period	922,910	730,395	4,985,025	4,443,455

Net Assets End of Period	$804,559	$922,910	$4,918,421	$4,985,025

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$104,894	$115,618	$6,387	$1,365
Net realized gains (loss) on investments	2,255,870	1,023,302	127,385	31,083
Change in net unrealized appreciation (depreciation) on investments	(2,378,510)	1,109,447	142,265	76,471

Net Change in Net Assets from Operations	(17,746)	2,248,367	276,037	108,919

Unit Transactions:
Proceeds from units issued	2,062,640	2,275,430	260,329	338,220
Death benefits	(9,808)	(18,124)	(525)	—
Surrenders and terminations	(212,879)	(191,136)	(16,786)	(15,411)
Policy loans	(109,289)	(99,476)	13,373	(23,782)
Cost of insurance and administrative charges	(1,021,827)	(1,131,650)	(101,732)	(125,154)
Transfers between subaccounts	(1,779,069)	(2,105,087)	(137,756)	(119,830)
Mortality and expense risk charges	(125,875)	(122,278)	(11,748)	(10,075)

Net Change in Net Assets from Unit Transactions	(1,196,107)	(1,392,321)	5,155	43,968

Net Change in Net Assets	(1,213,853)	856,046	281,192	152,887

Net Assets Beginning of Period	16,737,035	15,880,989	1,412,476	1,259,589

Net Assets End of Period	$15,523,182	$16,737,035	$1,693,668	$1,412,476

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$1,966	$533	$—	$238
Net realized gains (loss) on investments	71,982	13,152	598	468
Change in net unrealized appreciation (depreciation) on investments	(2,420)	13,306	261	2,739

Net Change in Net Assets from Operations	71,528	26,991	859	3,445

Unit Transactions:
Proceeds from units issued	53,817	65,920	10,646	14,323
Death benefits	—	—	—	—
Surrenders and terminations	(3,532)	(2,119)	(25)	(126)
Policy loans	3,375	(5,194)	(479)	166
Cost of insurance and administrative charges	(21,912)	(24,981)	(3,915)	(1,457)
Transfers between subaccounts	(12,849)	1,543	20,970	6,968
Mortality and expense risk charges	(3,095)	(2,521)	(366)	(153)

Net Change in Net Assets from Unit Transactions	15,804	32,648	26,831	19,721

Net Change in Net Assets	87,332	59,639	27,690	23,166

Net Assets Beginning of Period	358,252	298,613	31,691	8,525

Net Assets End of Period	$445,584	$358,252	$59,381	$31,691

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$36,725	$14,745	$25,622	$23,892
Net realized gains (loss) on investments	453,336	399,047	224,320	179,055
Change in net unrealized appreciation (depreciation) on investments	(236,863)	106,654	(59,676)	24,703

Net Change in Net Assets from Operations	253,198	520,446	190,266	227,650

Unit Transactions:
Proceeds from units issued	622,156	755,842	395,180	448,137
Death benefits	(828)	(13,710)	(1,473)	(695)
Surrenders and terminations	(58,288)	(43,263)	(26,384)	(17,001)
Policy loans	(46,054)	(43,089)	(26,466)	(15,231)
Cost of insurance and administrative charges	(294,105)	(324,628)	(167,625)	(193,887)
Transfers between subaccounts	(504,480)	(300,063)	(238,048)	(337,256)
Mortality and expense risk charges	(34,017)	(31,140)	(20,067)	(18,746)

Net Change in Net Assets from Unit Transactions	(315,616)	(51)	(84,883)	(134,679)

Net Change in Net Assets	(62,418)	520,395	105,383	92,971

Net Assets Beginning of Period	4,412,754	3,892,359	2,519,548	2,426,577

Net Assets End of Period	$4,350,336	$4,412,754	$2,624,931	$2,519,548

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$145,735	$132,133	$2,241	$1,717
Net realized gains (loss) on investments	781,016	220,073	61,886	14,323
Change in net unrealized appreciation (depreciation) on investments	157,730	1,515,702	29,545	41,117

Net Change in Net Assets from Operations	1,084,481	1,867,908	93,672	57,157

Unit Transactions:
Proceeds from units issued	1,377,282	1,590,380	79,905	92,284
Death benefits	(3,978)	(13,649)	—	—
Surrenders and terminations	(166,181)	(92,029)	(1,525)	(358)
Policy loans	(71,022)	(57,398)	6,572	(8,391)
Cost of insurance and administrative charges	(674,059)	(714,808)	(34,700)	(36,845)
Transfers between subaccounts	(1,147,169)	(762,913)	20,042	17,256
Mortality and expense risk charges	(81,355)	(71,222)	(3,848)	(2,980)

Net Change in Net Assets from Unit Transactions	(766,482)	(121,639)	66,446	60,966

Net Change in Net Assets	317,999	1,746,269	160,118	118,123

Net Assets Beginning of Period	10,458,886	8,712,617	451,975	333,852

Net Assets End of Period	$10,776,885	$10,458,886	$612,093	$451,975

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$36,858	$14,760	$1,743	$1,392
Net realized gains (loss) on investments	96,827	76,373	37,693	6,137
Change in net unrealized appreciation (depreciation) on investments	384,352	107,326	(87)	9,617

Net Change in Net Assets from Operations	518,037	198,459	39,349	17,146

Unit Transactions:
Proceeds from units issued	565,033	675,538	28,262	34,586
Death benefits	(245)	(4,297)	—	—
Surrenders and terminations	(39,942)	(27,050)	(6,592)	(3,616)
Policy loans	(16,997)	(48,428)	(137)	(1,406)
Cost of insurance and administrative charges	(234,289)	(256,375)	(12,622)	(17,252)
Transfers between subaccounts	(196,575)	(328,848)	(102,829)	(17,600)
Mortality and expense risk charges	(25,206)	(22,461)	(2,020)	(1,887)

Net Change in Net Assets from Unit Transactions	51,779	(11,921)	(95,938)	(7,175)

Net Change in Net Assets	569,816	186,538	(56,589)	9,971

Net Assets Beginning of Period	3,144,584	2,958,046	255,267	245,296

Net Assets End of Period	$3,714,400	$3,144,584	$198,678	$255,267

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$3,245	$1,092	$30,818	$24,457
Net realized gains (loss) on investments	45,349	25,075	214,344	104,237
Change in net unrealized appreciation (depreciation) on investments	7,689	42,146	(125,019)	257,136

Net Change in Net Assets from Operations	56,283	68,313	120,143	385,830

Unit Transactions:
Proceeds from units issued	110,552	136,391	363,208	384,071
Death benefits	—	—	(261)	(1,958)
Surrenders and terminations	(7,639)	(6,903)	(43,610)	(13,300)
Policy loans	11,550	(10,212)	(32,846)	(16,324)
Cost of insurance and administrative charges	(46,381)	(47,345)	(157,848)	(156,110)
Transfers between subaccounts	(17,166)	(53,110)	(290,822)	(6,138)
Mortality and expense risk charges	(4,862)	(3,856)	(19,305)	(16,083)

Net Change in Net Assets from Unit Transactions	46,054	14,965	(181,484)	174,158

Net Change in Net Assets	102,337	83,278	(61,341)	559,988

Net Assets Beginning of Period	603,219	519,941	2,524,754	1,964,766

Net Assets End of Period	$705,556	$603,219	$2,463,413	$2,524,754

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$114,184	$69,102	$463,356	$419,522
Net realized gains (loss) on investments	391,589	238,591	1,509,885	259,645
Change in net unrealized appreciation (depreciation) on investments	236,532	756,977	(558,317)	3,091,612

Net Change in Net Assets from Operations	742,305	1,064,670	1,414,924	3,770,779
Unit Transactions:
Proceeds from units issued	1,775,610	2,029,219	3,781,282	4,362,115
Death benefits	(6,041)	(18,789)	(60,141)	(46,214)
Surrenders and terminations	(183,944)	(77,393)	(275,446)	(281,314)
Policy loans	(97,220)	(60,249)	(332,322)	(207,275)
Cost of insurance and administrative charges	(735,408)	(798,550)	(1,833,242)	(2,004,484)
Transfers between subaccounts	(1,154,452)	(1,074,787)	(2,658,799)	(4,285,675)
Mortality and expense risk charges	(76,861)	(68,930)	(208,471)	(195,916)

Net Change in Net Assets from Unit Transactions	(478,316)	(69,479)	(1,587,139)	(2,658,763)

Net Change in Net Assets	263,989	995,191	(172,215)	1,112,016

Net Assets Beginning of Period	9,980,370	8,985,179	27,338,211	26,226,195

Net Assets End of Period	$10,244,359	$9,980,370	$27,165,996	$27,338,211

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$16,635	$15,369	$246,281	$221,832
Net realized gains (loss) on investments	153,179	90,794	155,143	51,918
Change in net unrealized appreciation (depreciation) on investments	(374,583)	226,783	35,267	587,253

Net Change in Net Assets from Operations	(204,769)	332,946	436,691	861,003

Unit Transactions:
Proceeds from units issued	160,646	179,615	1,109,053	1,302,222
Death benefits	—	—	(42,394)	(116,687)
Surrenders and terminations	(11,722)	(4,644)	(68,252)	(76,082)
Policy loans	(31,545)	(14,828)	(108,227)	(90,739)
Cost of insurance and administrative charges	(71,776)	(80,460)	(562,450)	(634,094)
Transfers between subaccounts	(163,514)	(49,534)	(1,146,621)	(950,410)
Mortality and expense risk charges	(9,223)	(8,354)	(60,329)	(59,500)

Net Change in Net Assets from Unit Transactions	(127,134)	21,795	(879,220)	(625,290)

Net Change in Net Assets	(331,903)	354,741	(442,529)	235,713

Net Assets Beginning of Period	1,304,973	950,232	8,188,400	7,952,687

Net Assets End of Period	$973,070	$1,304,973	$7,745,871	$8,188,400

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	High Yield Subaccount		Diversified Income Plus Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$52,549	$50,749	$29,697	$56,786
Net realized gains (loss) on investments	(52)	(1,422)	18,524	(2,178)
Change in net unrealized appreciation (depreciation) on investments	(34,849)	13,080	(61,597)	147,101

Net Change in Net Assets from Operations	17,648	62,407	(13,376)	201,709

Unit Transactions:
Proceeds from units issued	97,115	148,162	188,752	207,781
Death benefits	—	—	(198)	(7,858)
Surrenders and terminations	(2,561)	(1,194)	(23,100)	(8,091)
Policy loans	1,468	(10,422)	(32,229)	21,115
Cost of insurance and administrative charges	(35,593)	(46,116)	(95,217)	(103,425)
Transfers between subaccounts	(85,960)	(111,812)	(150,275)	(142,805)
Mortality and expense risk charges	(4,884)	(4,780)	(11,830)	(11,235)

Net Change in Net Assets from Unit Transactions	(30,415)	(26,162)	(124,097)	(44,518)

Net Change in Net Assets	(12,767)	36,245	(137,473)	157,191

Net Assets Beginning of Period	657,949	621,704	1,632,161	1,474,970

Net Assets End of Period	$645,182	$657,949	$1,494,688	$1,632,161

	Income Subaccount		Bond Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$42,290	$39,102	$129,455	$120,872
Net realized gains (loss) on investments	(3,500)	230	(5,512)	(10,160)
Change in net unrealized appreciation (depreciation) on investments	(8,250)	438	23,840	(10,326)

Net Change in Net Assets from Operations	30,540	39,770	147,783	100,386

Unit Transactions:
Proceeds from units issued	146,244	195,042	496,414	550,926
Death benefits	—	—	(1,476)	(21,606)
Surrenders and terminations	(10,002)	(6,119)	(40,832)	(33,898)
Policy loans	(372)	(6,323)	(19,772)	(35,935)
Cost of insurance and administrative charges	(54,577)	(63,280)	(195,584)	(214,825)
Transfers between subaccounts	(111,327)	(85,330)	(285,282)	(301,388)
Mortality and expense risk charges	(5,995)	(5,601)	(19,811)	(18,994)

Net Change in Net Assets from Unit Transactions	(36,029)	28,389	(66,343)	(75,720)

Net Change in Net Assets	(5,489)	68,159	81,440	24,666

Net Assets Beginning of Period	786,504	718,345	2,608,750	2,584,084

Net Assets End of Period	$781,015	$786,504	$2,690,190	$2,608,750

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

Statements of Changes in Net Assets, continued

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$43,849	$43,722	$14,992	$13,966
Net realized gains (loss) on investments	(3,204)	(5,946)	(1,025)	(876)
Change in net unrealized appreciation (depreciation) on investments	(4,159)	5,596	1,057	89

Net Change in Net Assets from Operations	36,486	43,372	15,024	13,179

Unit Transactions:
Proceeds from units issued	164,077	210,056	45,246	83,805
Death benefits	(622)	—	—	—
Surrenders and terminations	(24,416)	(7,824)	(1,456)	(1,821)
Policy loans	(4,078)	(10,540)	(2,200)	(1,393)
Cost of insurance and administrative charges	(58,582)	(74,740)	(15,657)	(19,029)
Transfers between subaccounts	(92,147)	(241,084)	(42,348)	(28,506)
Mortality and expense risk charges	(6,926)	(7,366)	(2,251)	(2,083)

Net Change in Net Assets from Unit Transactions	(22,694)	(131,498)	(18,666)	30,973

Net Change in Net Assets	13,792	(88,126)	(3,642)	44,152

Net Assets Beginning of Period	931,024	1,019,150	301,730	257,578

Net Assets End of Period	$944,816	$931,024	$298,088	$301,730

	Money Market Subaccount
For the years ended	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$38,180	$33,658
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	38,180	33,658

Unit Transactions:
Proceeds from units issued	123,208	105,521
Death benefits	—	(763)
Surrenders and terminations	(21,501)	(6,880)
Policy loans	(12,039)	(9,804)
Cost of insurance and administrative charges	(51,606)	(57,020)
Transfers between subaccounts	(5,182)	(39,728)
Mortality and expense risk charges	(5,654)	(5,305)

Net Change in Net Assets from Unit Transactions	27,226	(13,979)

Net Change in Net Assets	65,406	19,679

Net Assets Beginning of Period	753,415	733,736

Net Assets End of Period	$818,821	$753,415

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements

As of December 31, 2007

(1) Organization

The Thrivent Variable Life Account I (Series 1997) ( the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 31 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (b)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (b)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Technology	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth (j)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (e)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (j)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (d)
Mid Cap Growth II (j)	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (b)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock (f)	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (c)
Partner All Cap (j)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (j)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio (g)
Large Cap Growth II (j)	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock (j)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio (h)
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities (e)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield (j)	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (a)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income (j)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (j)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (e)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market (f)	Thrivent Series Fund, Inc. — Money Market Portfolio (i)

(a)	Formerly known as High Yield II, name change effective June 30, 2006
(b)	Since inception, April 29, 2005
(c)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(d)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(1) Organization, continued

(e)	Since inception, April 30, 2003
(f)	Since inception, April 25, 2003
(g)	AAL Series Fund, Inc. — Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Growth Portfolio as of April 25, 2003.
(h)	AAL Series Fund, Inc. — Equity Income Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Value Portfolio as of April 25, 2003.
(i)	AAL Series Fund, Inc. — Money Market Portfolio merged into the Thrivent Series Fund, Inc. — Money Market Portfolio as of April 25, 2003.
(j)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Other

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial.

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(3) Expense Charges, continued

A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A maximum annual interest rate of 8% can be charge on policy loan balances until the 15th Contract Anniversary, and 7.25% thereafter.

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2007, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(3) Expense Charges, continued

Subaccount	% of Average Net Assets
Large Cap Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2005	55,596	89,872	38,152	8,681	236,803	26,131
Units Issued	319,948	351,224	212,070	8,338	54,811	10,656
Units Redeemed	(28,834)	(36,670)	(17,037)	(4,229)	(64,173)	(8,720)

Units Outstanding at December 31, 2006	346,710	404,426	233,185	12,790	227,441	28,067
Units Issued	169,734	323,263	187,706	59,634	41,868	6,377
Units Redeemed	(64,210)	(69,688)	(41,953)	(6,292)	(46,884)	(8,400)

Units Outstanding at December 31, 2007	452,234	658,001	378,938	66,132	222,425	26,044

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2005	40,246	276,753	855,792	74,927	16,921	738
Units Issued	14,029	58,989	121,056	22,046	5,572	2,451
Units Redeemed	(12,418)	(60,476)	(190,653)	(19,627)	(3,801)	(817)

Units Outstanding at December 31, 2006	41,857	275,266	786,195	77,346	18,692	2,372
Units Issued	10,780	42,330	98,523	20,677	3,194	2,413
Units Redeemed	(15,769)	(61,719)	(151,839)	(20,685)	(2,480)	(476)

Units Outstanding at December 31, 2007	36,868	255,877	732,879	77,338	19,406	4,309

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2005	282,797	158,714	496,853	20,339	202,159	17,996
Units Issued	64,100	30,443	96,536	10,128	58,136	3,298
Units Redeemed	(64,201)	(39,083)	(102,533)	(6,622)	(58,934)	(3,756)

Units Outstanding at December 31, 2006	282,696	150,074	490,856	23,845	201,361	17,538
Units Issued	42,620	25,398	70,299	7,266	48,320	1,800
Units Redeemed	(61,649)	(30,199)	(103,724)	(4,283)	(45,957)	(7,618)

Units Outstanding at December 31, 2007	263,667	145,273	457,431	26,828	203,724	11,720

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2005	34,324	127,601	914,791	2,108,355	47,737	571,750
Units Issued	11,259	41,197	215,529	347,755	12,227	99,900
Units Redeemed	(10,396)	(30,694)	(222,688)	(550,943)	(11,108)	(143,240)

Units Outstanding at December 31, 2006	35,187	138,104	907,632	1,905,167	48,856	528,410
Units Issued	9,540	25,156	162,367	261,524	10,531	70,741
Units Redeemed	(7,063)	(34,546)	(203,947)	(366,636)	(15,599)	(125,223)

Units Outstanding at December 31, 2007	37,664	128,714	866,052	1,800,055	43,788	473,928

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(4) Unit Activity, continued

Transactions in units (including transfers among subaccounts) were as follows:

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2005	40,082	114,899	60,113	169,110	92,820	23,841
Units Issued	12,572	22,314	18,566	39,727	20,857	8,589
Units Redeemed	(14,193)	(25,867)	(16,239)	(44,716)	(32,576)	(5,756)

Units Outstanding at December 31, 2006	38,461	111,346	62,440	164,121	81,101	26,674
Units Issued	6,807	19,531	15,266	34,699	19,376	4,292
Units Redeemed	(8,562)	(27,905)	(17,969)	(38,682)	(21,344)	(5,897)

Units Outstanding at December 31, 2007	36,706	102,972	59,737	160,138	79,133	25,069

	Money Market
Units Outstanding at December 31, 2005	702,777
Units Issued	291,550
Units Redeemed	(305,958)

Units Outstanding at December 31, 2006	688,369
Units Issued	274,128
Units Redeemed	(251,176)

Units Outstanding at December 31, 2007	711,321

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2007 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$1,822,891	$315,136
Moderately Aggressive Allocation	3,691,234	219,210
Moderate Allocation	2,229,641	292,908
Moderately Conservative Allocation	729,274	71,607
Technology	224,190	200,379
Partner Small Cap Growth	108,979	119,987
Partner Small Cap Value	219,460	278,549
Small Cap Stock	558,551	641,194
Small Cap Index	2,424,005	1,761,257
Mid Cap Growth	330,659	257,953
Mid Cap Growth II	116,051	31,898
Partner Mid Cap Value	31,540	4,492

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments, continued

Subaccount	Purchases	Sales
Mid Cap Stock	$598,032	$569,425
Mid Cap Index	391,364	300,176
Partner International Stock	1,001,273	1,278,908
Partner All Cap	168,164	49,404
Large Cap Growth	492,786	404,150
Large Cap Growth II	35,024	112,360
Partner Growth Stock	155,712	75,658
Large Cap Value	385,008	428,322
Large Cap Stock	935,898	1,130,512
Large Cap Index	2,540,423	2,541,558
Real Estate Securities	274,489	308,558
Balanced	621,982	1,254,921
High Yield	129,200	107,066
Diversified Income Plus	177,120	271,519
Income	187,577	181,316
Bond Index	382,681	319,570
Limited Maturity Bond	197,002	175,848
Mortgage Securities	47,344	51,017
Money Market	294,654	229,248

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2007, except as indicated in Note 1, follows:

Subaccount	2007	2006	2005	2004	2003
Aggressive Allocation
Units	452,234	346,710	55,596
Unit value	$14.23	$13.02	$11.44
Net assets	$6,437,512	$4,514,291	$636,284
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.59%	0.00%	0.11%
Total return (c)	9.33%	13.77%	14.45%

Moderately Aggressive Allocation
Units	658,001	404,426	89,872
Unit value	$13.67	$12.68	$11.21
Net assets	$8,993,320	$5,130,080	$1,007,634
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.83%	0.00%	0.49%
Total return (c)	7.75%	13.14%	12.12%

Moderate Allocation
Units	378,938	233,185	38,152
Unit value	$13.09	$12.26	$11.00
Net assets	$4,961,649	$2,859,508	$419,556
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	1.22%	0.00%	0.85%
Total return (c)	6.77%	11.51%	9.97%

Moderately Conservative Allocation
Units	66,132	12,790	8,681
Unit value	$12.42	$11.76	$10.74
Net assets	$821,380	$150,408	$93,226
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	1.40%	0.00%	1.16%
Total return (c)	5.62%	9.51%	7.39%

Technology
Units	222,425	227,441	236,803	213,317	162,016
Unit value	$9.08	$8.17	$7.92	$7.63	$7.28
Net assets	$2,019,409	$1,859,088	$1,874,401	$1,627,955	$1,179,217
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.30%	0.00%	0.00%
Total return (c)	11.07%	3.26%	3.72%	4.07%	51.36%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner Small Cap Growth
Units	26,044	28,067	26,131	21,454	10,768
Unit value	$21.02	$19.37	$17.20	$16.55	$14.87
Net assets	$547,414	$543,601	$449,514	$355,012	$160,073
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	8.52%	12.59%	3.96%	10.49%	43.83%

Partner Small Cap Value
Units	36,868	41,857	40,246	32,282	8,098
Unit value	$21.82	$22.05	$18.15	$17.31	$14.16
Net assets	$804,559	$922,910	$730,395	$558,655	$114,637
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.35%	0.19%	0.24%	0.00%	0.13%
Total return (c)	(1.03)%	21.50%	4.87%	21.34%	41.55%

Small Cap Stock
Units	255,877	275,266	276,753	262,219	220,624
Unit value	$19.22	$18.11	$16.06	$14.76	$12.20
Net assets	$4,918,421	$4,985,025	$4,443,455	$3,869,278	$2,691,706
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.28%	0.12%	0.04%	0.00%	0.01%
Total return (c)	6.14%	12.79%	8.81%	20.03%	40.19%

Small Cap Index
Units	732,879	786,195	855,792	847,760	802,480
Unit value	$21.18	$21.29	$18.56	$17.29	$14.16
Net assets	$15,523,182	$16,737,035	$15,880,989	$14,658,266	$11,363,870
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.62%	0.71%	0.66%	0.37%	0.39%
Total return (c)	(0.51)%	14.72%	7.32%	21.19%	40.62%

Mid Cap Growth
Units	77,338	77,346	74,927	60,446	20,854
Unit value	$21.90	$18.26	$16.81	$15.11	$13.57
Net assets	$1,693,668	$1,412,476	$1,259,589	$913,267	$282,941
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.41%	0.10%	0.00%	0.00%	0.00%
Total return (c)	19.92%	8.63%	11.27%	10.53%	35.92%

Mid Cap Growth II
Units	19,406	18,692	16,921	14,003	9,324
Unit value	$22.96	$19.17	$17.65	$15.87	$13.63
Net assets	$445,584	$358,252	$298,613	$222,197	$127,092
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.48%	0.16%	0.00%	0.00%	0.00%
Total return (c)	19.80%	8.60%	11.22%	15.54%	37.34%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner Mid Cap Value
Units	4,309	2,372	738
Unit value	$13.78	$13.36	$11.54
Net assets	$59,381	$31,691	$8,525
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%
Investment income ratio (b)	0.00%	1.20%	0.60%
Total return (c)	3.15%	15.72%	15.44%

Mid Cap Stock
Units	263,667	282,696	282,797	260,570	224,845
Unit value	$16.50	$15.61	$13.76	$11.83	$10.09
Net assets	$4,350,336	$4,412,754	$3,892,359	$3,081,912	$2,268,204
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.81%	0.35%	0.18%	0.00%	0.27%
Total return (c)	5.70%	13.41%	16.37%	16.36%	32.28%

Mid Cap Index
Units	145,273	150,074	158,714	144,327	109,873
Unit value	$18.07	$16.79	$15.29	$13.61	$11.76
Net assets	$2,624,931	$2,519,548	$2,426,577	$1,964,222	$1,291,788
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.95%	0.95%	0.52%	0.00%	0.83%
Total return (c)	7.62%	9.81%	12.34%	14.89%	34.80%

Partner International Stock
Units	457,431	490,856	496,853	451,721	14,184
Unit value	$23.56	$21.31	$17.54	$15.42	$13.33
Net assets	$10,776,885	$10,458,886	$8,712,617	$6,966,159	$189,144
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.34%	1.39%	1.07%	0.09%	0.31%
Total return (c)	10.57%	21.50%	13.71%	14.78%	31.27%

Partner All Cap
Units	26,828	23,845	20,339	13,051	4,843
Unit value	$22.81	$18.95	$16.41	$13.87	$12.21
Net assets	$612,093	$451,975	$333,852	$181,043	$59,118
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.44%	0.43%	0.45%	0.05%	0.40%
Total return (c)	20.37%	15.47%	18.33%	12.79%	23.52%

Large Cap Growth
Units	203,724	201,361	202,159	171,809	109,973
Unit value	$18.23	$15.62	$14.63	$13.67	$12.70
Net assets	$3,714,400	$3,144,584	$2,958,046	$2,349,265	$1,396,557
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.09%	0.49%	0.73%	0.44%	0.00%
Total return (c)	16.75%	6.73%	7.01%	6.87%	30.49%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Large Cap Growth II
Units	11,720	17,538	17,996	15,441	5,146
Unit value	$16.95	$14.55	$13.63	$12.73	$11.84
Net assets	$198,678	$255,267	$245,296	$196,559	$60,901
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.66%	0.55%	0.76%	0.00%	0.00%
Total return (c)	16.47%	6.78%	7.08%	6.76%	22.75%

Partner Growth Stock
Units	37,664	35,187	34,324	26,065	7,731
Unit value	$18.73	$17.14	$15.15	$14.25	$12.96
Net assets	$705,556	$603,219	$519,941	$371,340	$100,185
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	0.50%	0.20%	0.43%	0.00%	0.50%
Total return (c)	9.27%	13.17%	6.33%	9.13%	31.05%

Large Cap Value
Units	128,714	138,104	127,601	106,716	71,292
Unit value	$19.14	$18.28	$15.40	$14.39	$12.61
Net assets	$2,463,413	$2,524,754	$1,964,766	$1,535,436	$898,798
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.20%	1.09%	1.03%	0.00%	1.26%
Total return (c)	4.69%	18.73%	7.02%	13.27%	26.07%

Large Cap Stock
Units	866,052	907,632	914,791	831,340	624,816
Unit value	$11.83	$11.00	$9.82	$9.33	$8.60
Net assets	$10,244,359	$9,980,370	$8,985,179	$7,753,651	$5,371,170
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.11%	0.74%	0.87%	0.00%	0.64%
Total return (c)	7.57%	11.95%	5.31%	7.68%	21.99%

Large Cap Index
Units	1,800,055	1,905,167	2,108,355	2,078,642	1,914,946
Unit value	$15.09	$14.35	$12.44	$11.88	$10.74
Net assets	$27,165,996	$27,338,211	$26,226,195	$24,682,910	$20,567,585
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.66%	1.60%	1.54%	1.09%	1.31%
Total return (c)	5.17%	15.36%	4.76%	9.73%	28.21%

Real Estate Securities
Units	43,788	48,856	47,737	37,366	18,856
Unit value	$22.22	$26.71	$19.91	$17.58	$13.00
Net assets	$973,070	$1,304,973	$950,232	$656,740	$245,169
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.36%	1.37%	1.24%	0.00%	5.94%
Total return (c)	(16.81)%	34.19%	13.25%	34.18%	30.02%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Balanced
Units	473,928	528,410	571,750	563,558	528,903
Unit value	$16.34	$15.50	$13.91	$13.39	$12.38
Net assets	$7,745,871	$8,188,400	$7,952,687	$7,543,563	$6,549,825
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	3.05%	2.78%	2.48%	2.15%	2.92%
Total return (c)	5.47%	11.41%	3.91%	7.28%	17.17%

High Yield
Units	36,706	38,461	40,082	32,556	14,441
Unit value	$17.58	$17.11	$15.51	$14.91	$13.54
Net assets	$645,182	$657,949	$621,704	$485,443	$195,503
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	8.06%	7.97%	8.04%	8.14%	8.22%
Total return (c)	2.75%	10.29%	4.02%	9.32%	28.00%

Diversified Income Plus
Units	102,972	111,346	114,899	118,884	96,800
Unit value	$14.52	$14.66	$12.84	$12.39	$11.47
Net assets	$1,494,688	$1,632,161	$1,474,970	$1,473,140	$1,110,455
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	1.88%	3.77%	7.45%	6.85%	7.80%
Total return (c)	(0.98)%	14.19%	3.60%	7.21%	25.42%

Income
Units	59,737	62,440	60,113	47,860	25,938
Unit value	$13.07	$12.60	$11.95	$11.68	$11.15
Net assets	$781,015	$786,504	$718,345	$559,086	$289,275
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	5.29%	5.19%	4.68%	4.37%	4.32%
Total return (c)	3.80%	5.41%	2.30%	3.96%	8.51%

Bond Index
Units	160,138	164,121	169,110	150,879	122,408
Unit value	$16.80	$15.90	$15.28	$14.96	$14.39
Net assets	$2,690,190	$2,608,750	$2,584,084	$2,256,619	$1,761,862
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	4.88%	4.71%	4.23%	4.09%	4.25%
Total return (c)	5.69%	4.02%	2.17%	3.14%	3.59%

Limited Maturity Bond
Units	79,133	81,101	92,820	74,050	32,619
Unit value	$11.94	$11.48	$10.98	$10.77	$10.57
Net assets	$944,816	$931,024	$1,019,150	$797,554	$344,791
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	4.74%	4.44%	3.67%	2.85%	2.18%
Total return (c)	4.00%	4.55%	1.94%	1.13%	4.48%

THRIVENT VARIABLE LIFE ACCOUNT I (Series 1997)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Mortgage Securities
Units	25,069	26,674	23,841	20,830	9,588
Unit value	$11.89	$11.31	$10.80	$10.59	$10.18
Net assets	$298,088	$301,730	$257,578	$220,663	$97,649
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	4.98%	4.97%	4.38%	4.00%	2.13%
Total return (c)	5.12%	4.70%	1.99%	3.24%	1.85%

Money Market
Units	711,321	688,369	702,777	695,243	1,385,430
Unit value	$1.15	$1.09	$1.04	$1.02	$1.01
Net assets	$818,821	$753,415	$733,736	$705,740	$1,395,513
Ratio of expenses to net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (b)	5.05%	4.73%	2.82%	0.94%	0.84%
Total return (c)	5.18%	4.83%	2.85%	0.22%	0.53%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values, except for mortality and expense charges. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of Registrant (1)

(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I (2)

(b)	Custodian Agreements—Not applicable

(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) (6)

(c)(ii)	Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts (3)

(d)(i)	Form of Contract (1)

(d)(ii)	Available Contract Riders (1)

(e)	Contract Application Form (3)

(f)	Articles of Incorporation of Depositor (as amended May 21, 2002) and Bylaws of depositor (as amended February 5, 2004) (5)

(g)	Reinsurance Contracts (4)

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003 (6)

(i)	Administrative Contracts—Not applicable

(j)	Other Material Contracts – Not Applicable

(k)	Opinion and Consent of Counsel *

(l)	Actuarial Opinion – Not Applicable

(m)	Calculation *

(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP *

(o)	Omitted Financial statements—Not applicable

(p)	Initial Capital Agreements—Not applicable

(q)	Redeemability Exemption *

(r)	Powers of Attorney for Dr. Addie J. Butler, James M. Hushagen, F. Mark Kuhlmann, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, and Adrian M. Tocklin*

*	Filed herewith.
(1)	Incorporated by reference from initial registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039305-97-000006, filed on July 10, 1997.
(2)	Incorporated by reference from post-effective amendment No.8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039365-02-000014, filed on August 29, 2002.
(3)	Incorporated reference from post-effective amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001039365-02-000020, filed on October 29, 2002.
(4)	Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001039365-03-000003, filed on February 26, 2003.
(5)	Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 000119325-04-064690, filed on April 19, 2004.
(6)	Incorporated by reference from post-effective amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, Accession No. 0001193125-06-084631, filed on April 20, 2006.

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President & Chief Executive Officer

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, PA 19144	Director

Name and Principal Business Address	Positions and Offices with Depositor
James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, MO 63301	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

Alice M. Richter 14810 Blakeney Road Eden Prarie, MN 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, PA 19425	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

James A. Thomsen	Executive Vice President, Field Distribution

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Name and Principal Business Address	Positions and Offices with Depositor
Jennifer H. Martin	Senior Vice President, Human Resources

Holly J. Morris	Senior Vice President, Chief Information Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Field Distribution

Russell W. Swansen	Senior Vice President, Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; organized for the purpose of owning bank account withdrawal authorizations)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance agency)

	Thrivent Insurance Agency Inc. (Minnesota corp.; licensed life and health insurance agency)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Financial Lifelong Resources Inc. (Minnesota corp.; currently not engaged in any form of business)

Wholly-owned Subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (Delaware limited liability company; investment adviser)

Item 29. Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management is the principal underwriter of the contracts..

(b)	Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Randall L. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

Jennifer R. Relien	General Counsel and Secretary

Christopher J. Kopka	Vice President and Chief Compliance Officer

Andrea C. Golis	Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Name and Principal Business Address	Positions and Offices with Underwriter
Michael J. Fuehrmeyer 2665 Megan Way Neenah, WI 54956	Vice President

Michael J. Haglin 160 Chapel Road, Ste. 201 Manchester, CT 06040-1625	Vice President

Timothy P. Schmidt Suite 550 Golden Valley, MN 55416-1078	Vice President

Katie S. Kloster	Vice President IC and IA Chief Compliance Officer

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President

Park G. Jarrett III	Vice President

Thomas C. Schinke	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President and Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from Registrant. Not Applicable.

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 22nd day of April, 2008.

	By:	Thrivent Variable Life Account I
(Registrant)

and

Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

/s/ Bruce J. Nicholson
Bruce J. Nicholson
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2008.

/s/ Bruce J. Nicholson		President and Chief Executive Officer
Bruce J. Nicholson		(Principal Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek		Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow		Vice President and Treasurer (Principal Accounting Officer)

A majority of the Board of Directors:

Dr. Addie J. Butler	Paul W. Middeke	Dr. Albert Siu
James M. Hushagen	Frank H, Moeller	Allan R. Spies
F. Mark Kuhlman	Alice M. Richter	Adrian M. Tocklin
Richard C. Lundell	James H. Scott
John P. McDaniel	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 22, 2008
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel

n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

q	Redeemability Exemption Memorandum

r	Power of Attorney – Forms for: Dr. Addie J. Butler, James M. Hushagen, F. Mark Kuhlman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Dr. Albert Siu, Allan R. Spies and Adrian M. Tocklin